                                                                   Exhibit 10.22


                          COLLEGELINK.COM INCORPORATED

                     NONCOMPETITION AND EMPLOYMENT AGREEMENT


         This Noncompetition and Employment Agreement (this "Agreement") is entered into as of October 20, 1999, among CollegeLink.com Incorporated, a Delaware corporation (the "Company"), Cytation.com Incorporated, a New York corporation and owner of all the issued and outstanding stock of the Company ("Cytation"), and Patrick S. O'Brien ("Executive").

         A. Executive is an officer, director and shareholder of Student Success, Inc., a Wisconsin corporation ("SSI"), and SSI, Cytation and the Company have agreed to merge SSI with and into the Company (the "Merger") pursuant to an Agreement and Plan of Merger dated as of October 20, 1999 (the "Merger Agreement").

         B. It is a condition precedent to the closing of the Merger that Executive continue as an employee of the Company after the date of the closing of the Merger (the "Closing Date").

         C. This Agreement will become effective, and the term of this Agreement will commence, on the Closing Date.

         The Company and Executive hereby agrees as follows:

         1. EMPLOYMENT. The Company is employing Executive, and Executive accepts employment upon the terms and conditions set forth in this Agreement. (As used throughout this Agreement, "Company" shall mean and include any and all of its present and future subsidiaries and any and all subsidiaries of a subsidiary). Executive warrants that he is free to enter into and perform this Agreement and is not subject to any employment, confidentiality, non-competition or other agreement which would restrict his performance under this Agreement.

         2. DUTIES. During the term of this Agreement, Executive's services shall be exclusive to the Company, and he shall devote his entire business time, attention and energies to the business of the Company and the duties to which the President of the Company shall assign him from time to time, including the transition of the operations and employees of SSI to the Company. Executive agrees to perform his services faithfully and to the best of his ability and to carry out the policies and directives of the Company. Notwithstanding the foregoing, the Executive may participate in community boards and committees and in activities generally considered to be in the public interest, so long as such participation and activities do not materially interfere with his duties hereunder.

         3. TITLE. During his employment hereunder, the Executive shall have the position of Vice President - Marketing, or such other executive position as the President of the Company may determine.

         4. TERM. The term of this Agreement shall commence on the Closing Date and shall extend until the first anniversary thereof, unless terminated sooner in accordance with Section 6 of this Agreement.

         5. COMPENSATION & BENEFITS.

                  (a) SALARY. For all Executive's services and covenants under this Agreement, the Company shall pay Executive an initial annual salary of $125,000 payable in accordance with the Company's payroll policy in effect from time to time.

                  (b) STOCK OPTIONS. The Company's parent, Cytation, will grant Executive incentive stock options to purchase a total of 200,000 shares of Cytation's common stock at a price equal to the price to the public of the shares of Cytation common stock in the public offering thereof pursuant to the pending registration statement of Cytation on Form S-1 (SEC File No. 333-85079), such options to be substantially in the form of Exhibit A attached hereto.

                  (c) BENEFITS. Executive shall be entitled to all medical insurance, vacation, sick leave, holidays and other fringe benefits in accordance with Company policies made available from time to time to other executives of the Company.

                  (d) MOVING EXPENSES. In the event that the Company requires Executive to relocate, the Company shall reimburse Executive for all reasonable and customary expenses incurred by Executive in connection with any such relocation.

         6. TERMINATION OF EMPLOYMENT. Notwithstanding any other provision of this Agreement, the Executive's employment may be terminated:

                  (a) FOR CAUSE. By the Company for cause (as hereinafter defined). For purposes of this Agreement cause shall mean: (i) failure or refusal by the Executive (other than by reason of any disability, illness or other incapacity) to perform his assigned duties for the Company, which failure or breach continues for more than 10 days after written notice thereof is given to the Executive; (ii) commission by the Executive of an act of dishonesty or moral turpitude; or (iii) commission by the Executive of an act of fraud upon the Company or an act materially evidencing bad faith toward the Company. In the event of termination for cause, the Company will pay to the Executive accrued but unpaid annual salary through the date of termination.

                  (b) FOR DISABILITY. By the Company, upon 20 days' notice to the Executive if he should be prevented by illness, accident or other disability from discharging any of his


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material duties hereunder for thirty (30) consecutive days or one or more periods totaling thirty (30) days, provided that compliance with this paragraph shall be subject to the "Americans with Disabilities Act" and the "Family and Medical Leave Act", or such other laws as may be applicable to this Agreement. In the event of such termination of Executive's employment, the Company's obligation to pay further compensation hereunder shall cease forthwith, except that the Executive shall be entitled to receive his accrued but unpaid annual salary for the period up to the last day of the month in which such termination of employment occurred.

                  (c) WITHOUT CAUSE. By the Company, without cause, provided, however, that if the Executive's employment is terminated pursuant to this Section, the Executive shall continue to receive his annual salary as provided in Section 5(a) until the first anniversary of the date of termination and continued coverage in all group health and medical plans.

                  (d) BY RESIGNATION. By the Executive upon providing thirty
(30) days written notice to the Company, provided, however, that, in the event of termination by resignation, the Company will pay to Executive accrued but unpaid annual salary through the date of termination.

                  (e) FOR GOOD REASON. By the Executive for "Good Reason", which shall consist solely of the following: (i) failure of the Company to continue the Executive during the term of this Agreement with executive duties and responsibilities with respect to its business; or (ii) a material breach by the Company of any provision of this Agreement which continues for more than 10 days following written notice by the Executive to the Company specifying such breach. In the event of termination under this Section, the Executive shall have no further obligations to the Company except his obligations under Sections 7, 8, 9 and 10, and the Executive shall be entitled to the severance benefit set forth in Section 6(c) above.

                  (f) BY DEATH. In the event of the Executive's death during the term of his employment, the Company's obligation to pay further compensation hereunder shall cease forthwith, except that the Executive's legal representative shall be entitled to receive his annual salary for the period up to the last day of the month in which such death shall have occurred.

                  (g) BY MUTUAL AGREEMENT. By the mutual, written agreement of the Company and the Executive.

                  (h) RELEASE. The Company's obligation to make the severance payments specified in Sections 6(c) or 6(e) are subject to the condition precedent that the Executive execute and deliver to the Company a general release, reasonably satisfactory in form to the Company's legal counsel, of all claims that he may have against the Company or its officers, directory, agents, employees, attorneys, accountants, or stockholders arising out of, or relating to, this Agreement or his employment with the Company.


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         7. ALL BUSINESS TO BE PROPERTY OF THE COMPANY; ASSIGNMENT OF
INTELLECTUAL PROPERTY.

                  (a) COMPANY PROPERTY. Executive agrees that any and all presently existing business of the Company and all business developed by him or any other executive of the Company, including, without limitation, all contracts, fees, commissions, compensation, records, customer or client lists, agreements and any other incident of any business developed, earned or carried on by Executive for the Company is and shall be the exclusive property of the Company, and (where applicable) shall be payable directly to the Company.

                  (b) ASSIGNMENT OF RIGHTS. Executive hereby grants to the Company (without any separate remuneration or compensation other than that received by him from time to time in the course of his employment) his entire right, title and interest throughout the world in and to, all research, information, procedures, developments, inventions and improvements whether patentable or non-patentable, patents and applications therefor, trademarks and applications therefor, copyrights and applications therefor, programs, trade secrets, plans, methods, and all other data and know-how (herein sometimes "Intellectual Property") made, conceived, developed and/or acquired by him solely or jointly with others during the period of his employment with SSI or the Company, whether or not made, conceived, developed or acquired during regular business hours or on the premises of, or using properties of, SSI or the Company or in the regular scope of Executive's employment by SSI or the Company. Set forth on Schedule A attached to this Agreement are descriptions of inventions and copyrightable materials that the Executive has developed and reduced to practice prior to commencement of his employment with SSI and that are, accordingly, exempted from the provisions of this Section 7(b).

         8. CONFIDENTIALITY. Except as necessary in performance of services for the Company, Executive shall not, either during the period of his employment with the Company or thereafter, use for his own benefit or disclose to or use for the benefit of any person outside the Company, any information concerning any Intellectual Property, or other confidential or proprietary information of the Company, including, without limitation, any of the materials listed in
Section 7(a) or 7(b), whether Executive has such information in his memory or embodied in writing or other tangible form. All originals and copies of any of the foregoing, however and whenever produced, shall be the sole property of the Company, not to be removed from the premises or custody of the Company without first obtaining authorization of the Company, which authorization may be revoked by the Company at any time. Upon the termination of Executive's employment in any manner or for any reason, Executive shall promptly surrender to the Company all copies of any of the foregoing, together with any documents, materials, data, information and equipment belonging to or relating to the Company's business and in his possession, custody or control, and Executive shall not thereafter retain or deliver to any other person any of the foregoing or any summary or memorandum thereof.

         9. NON-COMPETITION COVENANT. The Executive recognizes that the Company provides its services and products throughout the world and would be substantially injured by


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Executive competing with the Company as described below in any part of the world and, therefore, Executive agrees and warrants that he will not, unless acting with the Company's express prior written consent, directly or indirectly, while an Executive of the Company and for a period of two (2) years following termination of such employment, engage, anywhere in the world and in any capacity, in any business or activity that competes with, or involves preparation to compete with, that of the Company as it is at the time of termination.

         Executive and the Company are of the belief that the period of time and the area herein specified are reasonable in view of the nature of the business in which the Company is engaged and proposes to engage, the state of its business development and Executive's knowledge of this business. However, if such period or such area should be adjudged unreasonable in any judicial proceeding, then the period of time shall be reduced by such number of months or such area shall be reduced by elimination of such portion of such area, or both, as are deemed unreasonable, so that this covenant may be enforced in such area and during such period of time as is adjudged to be reasonable.

         Executive acknowledges that his agreement to this non-competition obligation is a material inducement to the Company to effect the Merger and that Executive is to receive substantial value by reason of the Merger.

         10. NON-SOLICITATION AGREEMENT. Executive agrees and covenants that he will not, unless acting with the Company's express written consent, directly or indirectly, during the term of this Agreement or for a period of two (2) years thereafter (a) solicit, entice away or interfere with the Company's contractual relationships with any customer, client, officer or Executive of the Company nor
(b) hire or assist another in the hiring of, or retain as a consultant or assist another in such retention, any such employee or any person who has been such an employee within the six (6) month period before such hiring or retention; provided, however, it shall not be deemed to be a violation of this covenant or the one contained in Section 9 hereof if, after termination of Executive's employment with the Company, Executive shall solicit sponsors for, or seek to do business with, existing customers or sponsors of the Company for or on behalf of a business which is not in competition with the Company.

         11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receive or three days after having been mailed by first class mail, postage prepaid, or twenty-four hours after having been sent by Federal Express or similar overnight delivery services, as follows: (a) if to Executive, at Student Success, Inc., 607 Redna Terrace, Suite 600, Cincinnati, OH 45215-9906, or to such other person(s) or address(es) as Executive shall have furnished to the Company in writing; and (b) if to the Company, at 56 Hammarlund Way, Newport, RI 02842, Attention: Richard A. Fisher, Chairman.

         12. ASSIGNABILITY. In the event that the Company shall be merged with, or consolidated into, any other corporation, or in the event that it shall sell and transfer substantially


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all of its assets to another corporation or entity, the terms of this Agreement shall inure to the benefit of, and be assumed by, the corporation resulting from such merger or consolidation, or to which the Company's assets shall be sold and transferred. This Agreement shall not be assignable by Executive.

         13. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Company and Executive with respect to the subject matter hereof and supersedes in all respects all prior agreements of any kind concerning the subject matter hereof.

         14. EQUITABLE RELIEF. Executive recognizes and agrees that the Company's remedy at law for any breach of the provisions of Sections 7, 8, 9 or 10 hereof may be inadequate, and he agrees that for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance. Should Executive engage in any activities prohibited by, and material to, this Agreement, he agrees to pay over to the Company all compensation, remuneration or monies or property of any sort received in connection with such activities; such payment shall not impair the right of the Company to pursue any rights, remedies, obligations or liabilities of Executive which such parties may have under this Agreement or applicable law.

         15. AMENDMENTS. This Agreement may not be amended, nor shall any change, waiver, modification, consent or discharge be effected except by written instrument executed by the Company and Executive.

         16. SEVERABILITY. If any part of any term or provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable to any extent by a court of competent jurisdiction, such circumstances shall in no way affect any other term or provision of this Agreement, the application of such term or provisions in any other circumstances, or the validity or enforceability of this Agreement.

         17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

         18. CONFIDENTIALITY OF THIS AGREEMENT. The Executive shall not, either during the period of his employment with the Company or at any time thereafter, disclose to any person within or outside of the Company either the existence of this Agreement or any of the terms and conditions contained within this Agreement without first obtaining authorization of the Company, which authorization may be withheld by the Company at any time and for any reason.

         19. PARENT GUARANTY. Cytation hereby guarantees the obligations of the Company under this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Noncompetition and Employment Agreement as an instrument under seal as of the date first above written.


                                       COLLEGELINK.COM INCORPORATED


                                       By: /s/ Thomas Burgess
                                           -------------------------------
                                           Name:  Thomas Burgess
                                           Title:  President

                                       CYTATION.COM INCORPORATED



                                       By: /s/ Richard A. Fisher
                                           --------------------------------
                                           Name:
                                           Title:



                                       /s/ Patrick S. O'Brien
                                       ------------------------------------
                                       Patrick S. O'Brien

                                                                    Exhibit A to
                                         Noncompetition and Employment Agreement


                            CYTATION.COM INCORPORATED
                             1999 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


         This Agreement is by and between Cytation.com Incorporated (the "Company"), CollegeLink.com Incorporated ("CollegeLink") and Patrick S. O'Brien (the "Optionee").

                              W I T N E S S E T H:

         1. DEFINITIONS. Whenever used herein, the following terms shall have the meanings provided below:

         "ADMINISTRATOR" means the administrator of the Plan appointed pursuant to Section 3 of the Plan.

         "AGREEMENT" means this Stock Option Agreement.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE IN CONTROL" means (i) a consolidation or merger of the Company with or into any other corporation, or any other entity or person, other than a wholly-owned subsidiary of the Company, excluding any transaction in which the stockholders of the Company immediately prior to the transaction will maintain voting control or own at least 50% (in each case, in substantially the same proportion as before such event) of the resulting entity after the transaction;
(ii) any corporate reorganization, including an exchange offer, in which the Company shall not be the continuing or surviving entity resulting from such reorganization, excluding any transaction in which the stockholders of the Company immediately prior to the transaction will maintain voting control or own at least 50% (in each case, in substantially the same proportion as before such event) of the resulting entity after the transaction; or (iii) the sale of a substantial portion of the Company's assets, which shall be deemed to occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than 75% of the total fair market value of all the assets of the Company.

         "CLOSING DATE" shall have the meaning given such term in the Employment Agreement.

         "COMMON SHARES" means shares of the Company's common stock, $.001 par value.

         "EMPLOYMENT AGREEMENT" means that certain Non-Competition and Employment Agreement between CollegeLink and the Optionee dated as of the Closing Date.

         "FAIR MARKET VALUE" has the meaning given such term in the Plan.

         "GRANT DATE" means the Closing Date.

         "PLAN" means the Cytation.com Incorporated 1999 Key Executive Stock Option Plan.

         2. GRANT OF OPTION. Effective as of the Grant Date, the Company hereby awards to the Optionee, subject to the terms and conditions of the Plan, and the terms and conditions contained herein, the right and option to purchase from the Company all or any part of an aggregate of 200,000 Common Shares, at a purchase price equal to $[INSERT PUBLIC OFFERING PRICE (IN ACCORDANCE WITH EMPLOYMENT AGREEMENT)] per share, such option to be exercised as hereinafter provided. It is intended that the option evidenced hereby constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to the maximum extent permitted by law. To the extent that any portion of this option exceeds the limitations of Code Section 422, or otherwise fails to qualify as an incentive stock option within the meaning of Code Section 422, such portion shall be considered a non-qualified stock option.

         3. TERMS AND CONDITIONS. In addition to the terms and conditions contained in the Plan, it is understood and agreed that the option evidenced hereby is subject to the following additional terms and conditions:

                  (a) Expiration Date. The option shall expire on the tenth anniversary of the Grant Date, unless sooner terminated as provided herein.

                  (b) Period of Exercise. Subject to the other terms of this Agreement regarding the exercisability of this option, one-third of this option shall vest and become exercisable upon the first anniversary of the Grant Date, and, provided that Optionee remains employed by CollegeLink, the remaining portion of such option shall vest and become exercisable ratably on a monthly basis over the two-year period commencing on the first anniversary of the Grant Date and ending on the third anniversary of the Grant Date.

                  (c) Acceleration of Vesting upon Change in Control. Notwithstanding the foregoing, this option shall become exercisable in full immediately prior to a Change in Control, subject to the provisions of subparagraph (e) hereof.

                  (d) Termination of Option or Acceleration of Vesting by Reason of Termination of Employment.


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

                  (i) If Optionee's employment with CollegeLink is terminated by CollegeLink during the term of the Employment Agreement or thereafter without Cause (as defined in the Employment Agreement), this option shall become immediately exercisable in full and shall terminate if not exercised within one year of the date of termination, unless sooner terminated by reason of Paragraph 2(a) hereof.

                  (ii) If Optionee's employment with CollegeLink is terminated by reason of death or Disability (as defined in the Employment Agreement) during the term of the Employment Agreement or thereafter, any portion of this option that is not vested and exercisable on the date of death or Disability by reason of Paragraph 2(b) hereof shall immediately terminate, and any remaining portion shall terminate if not exercised within one year of the date of death or Disability, unless sooner terminated by reason of Paragraph 2(a) hereof.

                  (iii) If Optionee voluntarily terminates employment with CollegeLink during the term of the Employment Agreement or thereafter without Good Reason, any portion of this option that is not vested and exercisable on the date of termination by reason of Paragraph 2(b) hereof shall immediately terminate, and any remaining portion shall terminate if not exercised within three months from the date of termination, unless sooner terminated by reason of Paragraph 2(a) hereof.

                  (iv) In the event Optionee's employment is terminated by CollegeLink for Cause during the term of the Employment Agreement or thereafter, or subsequent to termination Optionee violates Sections 8, 9, or 10 of the Employment Agreement as determined by a majority of the Board, any unexercised portion of this option, whether exercisable pursuant to Paragraph 2(b) hereof or not exercisable, shall become null and void upon action by the Administrator. The Administrator's action shall be communicated in writing to the Optionee as soon as practicable. In addition, the Administrator may, in its sole discretion, by written notice demand that any or all stock certificates for Common Shares acquired pursuant to the exercise of this option, or any profit realized from the sale of such or transfer of such Common Shares, be returned to the Company within five (5) days of receipt of such notice. Any exercise price paid by the Optionee shall be returned to Optionee by the Company immediately thereafter, without interest. The Company shall be entitled to reimbursement of reasonable attorney fees and expenses incurred in seeking to enforce it rights under this Paragraph 2(d)(iii).

                  (e) Change in Control. In the event of a Change in Control, and except as otherwise provided herein, this option shall become immediately exercisable for a period of fifteen days or such longer or shorter period as the Board may prescribe (the "notice period") immediately prior to the scheduled consummation of such Change in Control, provided, however, that the exercisability of and any exercise of this option during the notice period shall be (i) conditioned upon the consummation of the Change in Control, and (ii) effective only immediately before the consummation of such Change in Control.


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

         Upon consummation of any such Change in Control, the Plan and any unexercised portion of this option shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Change in Control for the continuation of the Plan and the assumption of this option, or for the substitution for this option of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the Plan and this option shall continue in the manner and under the terms contained herein, and the acceleration and termination provisions set forth in the first two sentences of this subparagraph (e) shall be of no effect. The Company shall send written notice of a Change in Control to Optionee not later than the time at which the Company gives notice thereof to its stockholders.

                  (f) Exercise of Option. This option shall be exercised by submitting a written notice to the Administrator signed by the Optionee and specifying the number of Common Shares as to which the option is being exercised. Such notice shall be accompanied by the payment of the full option price for the shares being purchased. Payment shall be made in (i) cash or by check in a form satisfactory to the Company, (ii) subject to the approval of the Administrator, already-owned Common Shares (to the extent permitted by law), which shall be valued for this purpose at the Fair Market Value of the Common Shares on the day immediately preceding the date of transfer, or (iii) any combination of the above. A certificate or certificates for the Common Shares purchased shall be issued by the Company after the exercise of the option and payment therefor, including provision for any federal and state withholding taxes, and other applicable taxes.

                  (g) Non-transferability. This option and all rights hereunder shall be exercisable during the Optionee's lifetime only by the Optionee and shall be non-assignable and non-transferable by the Optionee except, in the event of the Optionee's death, by will or by the laws of descent and distribution. In the event the death of the Optionee occurs, the representative or representatives of the Optionee's estate, or the person or persons who acquire (by bequest or inheritance) the rights to exercise this option in whole or in part, may exercise this option prior to the expiration of the option as specified in Paragraphs 3(a) and (d) above.

                  (h) Modification or cancellation of option. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the Optionee, the modification of the terms of this option agreement (subject to the limitations contained in the Plan).

                  (i) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Common Shares subject to this option prior to the date of issuance to Optionee of a certificate or certificates for such shares.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as


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

may be required. The Company shall not be required to issue or deliver any certificates for Common Shares prior to (i) the listing of such Common Shares on any stock exchange on which the Common Shares may then be listed, and (ii) the completion of any registration or qualification of such Common Shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of Common Shares pursuant thereto, would be contrary to applicable law.

                  (k) No Right to Continued Employment. This option shall not confer upon the Optionee any right with respect to continuance of employment by CollegeLink or the Company, nor shall it interfere in any way with the right of CollegeLink or the Company to terminate the Optionee's employment at any time.

                  (l) Non-Competition. Optionee acknowledges and agrees that the award of this option is conditioned upon and granted in consideration of Optionee's agreement to abide by the provisions of Sections 8, 9, and 10 of the Employment Agreement. In the event that Optionee's employment with CollegeLink continues after the expiration of the Employment Agreement pursuant to an "at-will" employment relationship, any portion of this option that is not exercisable by reason of Paragraph 2(b) hereof shall terminate upon the expiration of the Employment Agreement, and any remaining portion will terminate if not exercised within three months of such expiration (unless sooner terminated by reason of Paragraph 2(a) hereof), unless Optionee enters into and agrees that his "at-will" employment shall be bound and governed by a non-competition agreement containing terms substantially similar to those contained in Sections 8, 9 and 10 of the Employment Agreement.

         4. DISQUALIFYING DISPOSITION OF COMMON SHARES. This Option shall not qualify as an incentive stock option within the meaning of Code Section 422 if the Common Shares acquired pursuant to the exercise of the option are sold or transferred, other than by will or by the laws of descent and distribution, within two years of the Grant Date or within one year after the issuance of the Common Shares to the Optionee pursuant to such exercise.

         5. OPTIONEE BOUND BY PLAN. The Optionee hereby agrees to be bound by all of the terms and provisions of the Plan. In the event of any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern.

         6. WITHHOLDING TAXES. Optionee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of this option hereunder.

         7. NOTICES. Any notice hereunder to the Company shall be addressed to it at its principal business office, 56 Hammarlund Way, Newport, RI 02842 and any notice hereunder to


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

the Optionee shall be sent to the address reflected on the records of CollegeLink, subject to the right of either party to designate at any time hereafter in writing some other address.

         8. DELAWARE LAW TO GOVERN. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company and CollegeLink have caused this Stock Option Agreement to be executed by their duly authorized officers and the Optionee has executed this Agreement this ______ day of _______________, 199_.


                                       CYTATION.COM INCORPORATED

                                       By: _________________________________
                                           Name:
                                           Title:


                                       COLLEGELINK.COM INCORPORATED

                                       By: _________________________________
                                           Name:
                                           Title:



                                       _____________________________________
                                       Patrick S. O'Brien


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